MARCH 1, 2008, AS REVISED APRIL 1, 2008







                                   PROSPECTUS
                              ------------------
                               CLASSES A, B AND C

                               DWS BALANCED FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
 10      The Fund's Performance
         History
 13      How Much Investors Pay
 15      Other Policies and Risks
 16      Who Manages and Oversees
         the Fund
 21      Financial Highlights


HOW TO INVEST IN THE FUND
 25      Choosing a Share Class
 31      How to Buy Class A, B and C
         Shares
 32      How to Exchange or Sell
         Class A, B and C Shares
 35      Policies You Should Know
         About
 46      Understanding Distributions
         and Taxes
 50      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                        Class A    Class B    Class C
  ticker symbol         KTRAX      KTRBX      KTRCX
    fund number         002        202        302

    DWS BALANCED FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

            The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the fund may invest up to 25% of total assets in foreign securities.

            The Advisor allocates the fund's assets among various asset categories including growth and value stocks of large capitalization companies, small capitalization companies and investment-grade and high-yield debt securities. The Advisor reviews the fund's allocation among the various asset categories periodically and may adjust the fund's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the fund's overall investment strategy.

            The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the fund's portfolio. Each strategy is managed by a team of portfolio managers that specialize in a respective asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques.


4 | DWS Balanced Fund

            IGAP STRATEGY. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the fund (assuming the maximum allocation to the iGAP strategy).

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            DERIVATIVES. In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The fund may use derivatives in circumstances where the portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. The portfolio managers may use futures, options, forward currency transactions and swaps.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


                                                          DWS Balanced Fund  | 5

            ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the fund employs more than one team of portfolio managers to manage each strategy within the asset categories in which the fund's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the fund pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the fund but incurring additional costs for the fund. Further, because the Advisor may periodically adjust the fund's allocation among various asset categories, the fund may incur additional costs associated with portfolio turnover.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in asset class diversification in a single fund that invests in a mix of stocks and bonds.


6 | DWS Balanced Fund

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the


                                                          DWS Balanced Fund  | 7
            fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.

            IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


8 | DWS Balanced Fund

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            - the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor's own credit quality standards. If a security's credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.


                                                          DWS Balanced Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Balanced Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

[GRAPHIC APPEARS HERE]





15.91      14.60       -2.78      -6.78      -15.67     17.21       6.14      3.97      9.84     4.43
1998       1999       2000       2001        2002       2003       2004      2005      2006      2007





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.04%, Q4 1998              WORST QUARTER: -10.01%, Q2 2002



10 | DWS Balanced Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)


                                               1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                           -1.58         6.94        3.57
   Return after Taxes on Distributions           -2.46         6.26        2.34
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -0.74*         5.66        2.45*
 CLASS B (Return before Taxes)                  1.18           7.46        3.40
 CLASS C (Return before Taxes)                  3.44           7.28        3.28
 S&P 500 (reflects no deductions for
 fees, expenses or taxes)                       5.49          12.83        5.91
 RUSSELL 1000 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                         5.77          13.43        6.20
 RUSSELL 2000 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                         -1.57         16.25        7.08
 LEHMAN BROTHERS U.S. AGGREGATE
 INDEX (reflects no deductions for fees,
 expenses or taxes)                             6.97           4.42        5.97
 MSCI EAFE INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                        11.17          21.59        8.66
 CREDIT SUISSE HIGH YIELD INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             2.65          10.97        6.10
 MERRILL LYNCH 3-MONTH US TREASURY
 BILL INDEX (reflects no deductions for
 fees, expenses or taxes)                       5.03           3.07        3.77


     Total returns would have been lower had certain expenses not been reduced.


 *Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 The Russell 1000 Index replaces the S&P 500 as the fund's benchmark index for equity investments because the Advisor believes that it more accurately reflects the fund's investment strategy.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.


                                                         DWS Balanced Fund  | 11

 LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

 MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

 CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

 MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


12 | DWS Balanced Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                        CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)           5.75%1           None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                   None2             4.00%         1.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________________________
 Management Fee                                   0.47  %          0.47%         0.47%
 Distribution/Service (12b-1) Fee                 0.24             1.00          0.99
 Other Expenses                                   0.21             0.42          0.29
 Underlying Fund Expenses 3                       0.02             0.02          0.02
 TOTAL ANNUAL OPERATING EXPENSES 4, 5             0.94             1.91          1.77


1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   The amount indicated is based on the indirect net expenses associated with the fund's investment in underlying funds for the fiscal year ended October 31, 2007.

4   The distributor has temporarily agreed to eliminate the 12b-1 distribution fee of 0.75% for Class B shares only.

5   Through November 17, 2008 for Class A shares and March 13, 2008 for Class B and Class C shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.93%, 1.88% and 1.80% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying funds.


                                                         DWS Balanced Fund  | 13

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $665         $857       $1,065       $1,663
 Class B shares*         594          900        1,232        1,747
 Class C shares          280          557          959        2,084

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $665         $857       $1,065       $1,663
 Class B shares*         194          600        1,032        1,747
 Class C shares          180          557          959        2,084


* Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

14 | DWS Balanced Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity


                                                  Other Policies and Risks  | 15
           holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


16 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.


FUND NAME                          FEE PAID
  DWS Balanced Fund                  0.47%


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder reports for the annual period ended October 31 (see "Shareholder reports" on the back cover).


           The Subadvisor

           The subadvisor for the fund is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to a portion of the fund's large cap value allocation. DeAMi is an investment advisor registered with the SEC and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

           A discussion regarding the basis for the Board's approval of the subadvisory agreement will be contained in the semiannual report for the period ended April 30, 2008.


                                         Who Manages and Oversees the Fund  | 17

Portfolio management

DWS Balanced Fund is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the fund's overall investment strategy. Each portfolio management team has authority over all aspects of the portfolio of the fund's investment portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

DWS BALANCED FUND

The following people handle the day-to-day management of the fund.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
-  Portfolio Manager for Retail Mortgage Backed Securities: New York.
-  Joined the fund in 2005.
-  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
-  Portfolio Manager for Retail Mortgage Backed Securities: New York.
-  BA, Harvard University; MBA, University of Chicago Graduate School of
   Business.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Asset Allocation Portfolio Manager: New York.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
-  Joined the fund in 2005.
-  BS, MS, Moscow State University; MBA, University of Chicago.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
- Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
- BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

18 | Who Manages and Oversees the Fund

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined Deutsche Asset Management and the fund in 2002.
-  Head of Large Cap Growth Portfolio Selection Team.
- Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.
-  BBA, MBA, University of Wisconsin - Madison.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Asset Allocation Senior Portfolio Manager: New York.
- Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.
-  Joined the fund in 2005.
-  BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Quantitative strategies: New York.
- Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
-  Joined the fund in 2007.
-  BA and MBA, University of Miami.

     Jin Chen
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Global strategies: New York.
- Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
-  Joined the fund in 2007.
-  BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Global Quantitative Equity: New York.
- Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
-  Joined the fund in 2007.
-  BA, University of Connecticut.

Matthias Knerr, CFA
Managing Director, Deutsche Asset Management and Portfolio Manager of the fund.

- Joined Deutsche Asset Management in 1995 as a member of the International Equity team, serving as portfolio manager and investment analyst, and; joined the fund in 2007.
- Senior portfolio manager for International Select Equity and International Equity Strategies: New York.
- Previously served as portfolio manager for the Deutsche European Equity Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.
-  BS, Pennsylvania State University.

                                         Who Manages and Oversees the Fund  | 19

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
- US and Global Fund Management: Frankfurt.
- Joined the fund in 2008
- PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
- Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
- BS, University of Maryland; MBA William & Mary.

J. Richard Robben, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
- BA, Bellarmine University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


20 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS Balanced Fund - Class A


YEARS ENDED OCTOBER 31,                        2007            2006            2005          2004         2003
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.70        $    8.99        $  8.68       $  8.44      $  7.62
----------------------------------------     -------        ---------        -------       -------      -------
Income (loss) from investment
operations:
  Net investment income a                        .26           .23d              .21           .13          .13
________________________________________     _______        _________        _______       _______      _______
  Net realized and unrealized gain
  (loss)                                         .61              .69            .31           .26          .83
----------------------------------------     -------        ---------        -------       -------      -------
  TOTAL FROM INVESTMENT OPERATIONS               .87              .92            .52           .39          .96
________________________________________     _______        _________        _______       _______      _______
Less distributions from:
  Net investment income                       (  .32)           ( .21)         ( .21)        ( .15)       ( .14)
________________________________________     _______        _________        _______       _______      _______
Redemption fees                                  .00*             .00*           .00*            -            -
----------------------------------------     -------        ---------        -------       -------      -------
NET ASSET VALUE, END OF PERIOD               $ 10.25        $    9.70        $  8.99       $  8.68      $  8.44
----------------------------------------     -------        ---------        -------       -------      -------
Total Return (%)b                             9.08c          10.40c,d         5.97c           4.59        12.69
----------------------------------------     -------        ---------        -------       -------      -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------    -------
Net assets, end of period ($ millions)         1,299            1,367          1,459         1,620        1,764
________________________________________     _______        _________        _______       _______      _______
Ratio of expenses before expense
reductions (%)                                   .92              .97            .98          1.03         1.06
________________________________________     _______        _________        _______       _______      _______
Ratio of expenses after expense
reductions (%)                                   .92              .92            .96          1.03         1.06
________________________________________     _______        _________        _______       _______      _______
Ratio of net investment income (%)              2.59          2.56d             2.40          1.55         1.64
________________________________________     _______        _________        _______       _______      _______
Portfolio turnover rate (%)                    188e            98e             158e          81e            108
----------------------------------------     -------        ---------        -------       -------      -------


a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

e   The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96%, 156% and 74% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.

*   Amount is less than $.005.


                                                      Financial Highlights  | 21

DWS Balanced Fund - Class B


YEARS ENDED OCTOBER 31,                         2007             2006             2005           2004          2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.75         $    9.01         $  8.69        $  8.44       $  7.62
----------------------------------------      -------         ---------         -------        -------       -------
Income (loss) from investment
operations:
  Net investment income a                         .24            .21d               .16            .06           .06
________________________________________      _______         _________         _______        _______       _______
  Net realized and unrealized gain
  (loss)                                          .60               .70             .30            .25           .82
----------------------------------------      -------         ---------         -------        -------       -------
  TOTAL FROM INVESTMENT OPERATIONS                .84               .91             .46            .31           .88
________________________________________      _______         _________         _______        _______       _______
Less distributions from:
  Net investment income                        (  .29)            ( .17)          ( .14)         ( .06)        ( .06)
________________________________________      _______         _________         _______        _______       _______
Redemption fees                                   .00*              .00*            .00*             -             -
----------------------------------------      -------         ---------         -------        -------       -------
NET ASSET VALUE, END OF PERIOD                $ 10.30         $    9.75         $  9.01        $  8.69       $  8.44
----------------------------------------      -------         ---------         -------        -------       -------
Total Return (%)b                              8.79c           10.18c,d          5.30c          3.71c          11.67
----------------------------------------      -------         ---------         -------        -------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------     -------
Net assets, end of period ($ millions)             52                77             114            178           248
________________________________________      _______         _________         _______        _______       _______
Ratio of expenses before expense
reductions (%)                                   1.89              1.99            1.94           1.94          1.97
________________________________________      _______         _________         _______        _______       _______
Ratio of expenses after expense
reductions (%)                                   1.13              1.16            1.54           1.93          1.97
________________________________________      _______         _________         _______        _______       _______
Ratio of net investment income (%)               2.37           2.32d              1.82            .65           .73
________________________________________      _______         _________         _______        _______       _______
Portfolio turnover rate (%)                     188e             98e             158e            81e             108
----------------------------------------      -------         ---------         -------        -------       -------


a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

e   The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96%, 156% and 74% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.

*   Amount is less than $.005.

22 | Financial Highlights

DWS Balanced Fund - Class C


YEARS ENDED OCTOBER 31,                         2007            2006           2005          2004          2003
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.68         $  8.97        $  8.66       $  8.42       $  7.60
----------------------------------------      -------         -------        -------       -------       -------
Income (loss) from investment
operations:
  Net investment income a                         .18          .16d              .14           .06           .06
________________________________________      _______         _______        _______       _______       _______
  Net realized and unrealized gain
  (loss)                                          .59             .69            .30           .25           .83
----------------------------------------      -------         -------        -------       -------       -------
  TOTAL FROM INVESTMENT OPERATIONS                .77             .85            .44           .31           .89
________________________________________      _______         _______        _______       _______       _______
Less distributions from:
  Net investment income                        (  .23)          ( .14)         ( .13)        ( .07)        ( .07)
________________________________________      _______         _______        _______       _______       _______
Redemption fees                                   .00*            .00*           .00*            -             -
----------------------------------------      -------         -------        -------       -------       -------
NET ASSET VALUE, END OF PERIOD                $ 10.22         $  9.68        $  8.97       $  8.66       $  8.42
----------------------------------------      -------         -------        -------       -------       -------
Total Return (%)b                                8.05          9.52d          5.09c           3.65         11.81
----------------------------------------      -------         -------        -------       -------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------     -------
Net assets, end of period ($ millions)             31              33             38            50            57
________________________________________      _______         _______        _______       _______       _______
Ratio of expenses before expense
reductions (%)                                   1.75            1.77           1.86          1.90          1.93
________________________________________      _______         _______        _______       _______       _______
Ratio of expenses after expense
reductions (%)                                   1.75            1.76           1.78          1.89          1.93
________________________________________      _______         _______        _______       _______       _______
Ratio of net investment income (%)               1.75          1.72d            1.58           .69           .77
________________________________________      _______         _______        _______       _______       _______
Portfolio turnover rate (%)                     188e            98e           158e           81e             108
----------------------------------------      -------         -------        -------       -------       -------


a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

e   The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96%, 156% and 74% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.

*   Amount is less than $.005.

                                                      Financial Highlights  | 23

HOW TO INVEST IN THE FUND

Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.


 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
  when you buy shares                        or eliminate their sales charge; see
                                             "Class A shares"
 -  In most cases, no charge when you
  sell shares                                -  Total annual expenses are lower than
                                             those for Class B or Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS B
 -  No sales charge when you buy shares       -  The deferred sales charge rate falls to
                                             zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares        -  Shares automatically convert to
  you bought within the last six years       Class A after six years, which means
                                             lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS C
 -  No sales charge when you buy shares       -  The deferred sales charge rate for one
                                             year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                             Class B shares, but your shares never
  charged when you sell shares you
                                             convert to Class A, so annual expenses
  bought within the last year
                                             remain higher
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the class share and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.



                                                    Choosing a Share Class  | 25

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2
  Up to $50,000           5.75%                     6.10%
$    50,000-$99,999       4.50                      4.71
$  100,000-$249,999       3.50                      3.63
$  250,000-$499,999       2.60                      2.67
$  500,000-$999,999       2.00                      2.04
  $1 million or more            see below                see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           - you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

26 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


                                                    Choosing a Share Class  | 27

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


28 | Choosing a Share Class

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


    YEAR AFTER YOU BOUGHT SHARES      CDSC ON SHARES YOU SELL
  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


                                                    Choosing a Share Class  | 29

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                                    1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


30 | Choosing a Share Class

How to BUY Class A, B and C Shares



 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check made payable to "DWS
                                                Scudder" and an investment slip to us
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    simply include a letter with your
  Scudder"                                      name, account number, the full name
                                                of the fund and the share class and
                                                your investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-scudder.com or
                                                log in if already registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

                                        How to Buy Class A, B and C Shares  | 31

How to EXCHANGE or SELL Class A, B and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor by the method
  method that's most convenient for you         that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



32 | How to Exchange or Sell Class A, B and C Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                           How to Exchange or Sell Class A, B and C Shares  | 33

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


34 | How to Exchange or Sell Class A, B and C Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


                                            Policies You Should Know About  | 35

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor,


36 | Policies You Should Know About
           for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


                                            Policies You Should Know About  | 37

           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but a redemption from a DWS Fund may be subject to that DWS Fund's redemption fee policy, to the extent applicable.

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading


38 | Policies You Should Know About
           may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.


                                            Policies You Should Know About  | 39

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

            Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

            THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.




40 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

            SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

            WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.




                                            Policies You Should Know About  | 41
           lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.


42 | Policies You Should Know About

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


                                            Policies You Should Know About  | 43

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated on the business day that your order is processed by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days


44 | Policies You Should Know About
           or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

                                            Policies You Should Know About  | 45

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND INTENDS TO PAY DIVIDENDS to its shareholders in March, June, September and December. Long-term and short-term capital gains are paid in December. If necessary the fund may distribute at other times as well.

            Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


                        For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

                        YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

46 | Understanding Distributions and Taxes
           a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's


                                     Understanding Distributions and Taxes  | 47
           recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.


           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.


48 | Understanding Distributions and Taxes

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                     Understanding Distributions and Taxes  | 49

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees, if any, were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


50 | Appendix

DWS Balanced Fund - Class A



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.94%             -1.92%       $  9,807.66        $   665.39
   2           10.25%        0.94%              2.06%       $ 10,205.85        $    94.06
   3           15.76%        0.94%              6.20%       $ 10,620.20        $    97.88
   4           21.55%        0.94%             10.51%       $ 11,051.38        $   101.86
   5           27.63%        0.94%             15.00%       $ 11,500.07        $   105.99
   6           34.01%        0.94%             19.67%       $ 11,966.97        $   110.30
   7           40.71%        0.94%             24.53%       $ 12,452.83        $   114.77
   8           47.75%        0.94%             29.58%       $ 12,958.42        $   119.43
   9           55.13%        0.94%             34.85%       $ 13,484.53        $   124.28
  10           62.89%        0.94%             40.32%       $ 14,032.00        $   129.33
  TOTAL                                                                        $ 1,663.30


DWS Balanced Fund - Class B




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.91%              3.09%       $ 10,309.00        $   193.95
   2           10.25%        1.91%              6.28%       $ 10,627.55        $   199.94
   3           15.76%        1.91%              9.56%       $ 10,955.94        $   206.12
   4           21.55%        1.91%             12.94%       $ 11,294.48        $   212.49
   5           27.63%        1.91%             16.43%       $ 11,643.48        $   219.06
   6           34.01%        1.91%             20.03%       $ 12,003.26        $   225.83
   7           40.71%        0.94%             24.91%       $ 12,490.59        $   115.12
   8           47.75%        0.94%             29.98%       $ 12,997.71        $   119.80
   9           55.13%        0.94%             35.25%       $ 13,525.42        $   124.66
  10           62.89%        0.94%             40.75%       $ 14,074.55        $   129.72
  TOTAL                                                                        $ 1,746.69



                                                                  Appendix  | 51

DWS Balanced Fund - Class C



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.77%              3.23%       $ 10,323.00        $   179.86
   2           10.25%        1.77%              6.65%       $ 10,656.43        $   185.67
   3           15.76%        1.77%             10.01%       $ 11,000.64        $   191.67
   4           21.55%        1.77%             13.56%       $ 11,355.96        $   197.86
   5           27.63%        1.77%             17.23%       $ 11,722.75        $   204.25
   6           34.01%        1.77%             21.01%       $ 12,101.40        $   210.84
   7           40.71%        1.77%             24.92%       $ 12,494.27        $   217.65
   8           47.75%        1.77%             28.96%       $ 12,895.77        $   224.68
   9           55.13%        1.77%             33.12%       $ 13,312.31        $   231.94
  10           62.89%        1.77%             37.42%       $ 13,742.30        $   239.43
  TOTAL                                                                        $ 2,083.85



52 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330



SEC FILE NUMBER:
                        DWS Balanced Fund    811-01236





(04/01/08) DBF-1
[RECYCLE GRAPHIC APPEARS HERE]

                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                    MARCH 1, 2008, AS REVISED APRIL 1, 2008







                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                               DWS BALANCED FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
 10      The Fund's Performance
         History
 13      How Much Investors Pay
 14      Other Policies and Risks
 15      Who Manages and Oversees
         the Fund
 20      Financial Highlights


HOW TO INVEST IN THE FUND
 22      Buying and Selling
         Institutional Class Shares
 28      Policies You Should Know
         About
 37      Understanding Distributions
         and Taxes
 41      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                           Institutional Class
  ticker symbol            KTRIX
    fund number            1402

    DWS BALANCED FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

            The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the fund may invest up to 25% of total assets in foreign securities.

            The Advisor allocates the fund's assets among various asset categories including growth and value stocks of large capitalization companies, small capitalization companies and investment-grade and high-yield debt securities. The Advisor reviews the fund's allocation among the various asset categories periodically and may adjust the fund's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the fund's overall investment strategy.

            The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the fund's portfolio. Each strategy is managed by a team of portfolio managers that specialize in a respective asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques.


4 | DWS Balanced Fund

            IGAP STRATEGY. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the fund (assuming the maximum allocation to the iGAP strategy).

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            DERIVATIVES. In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The fund may use derivatives in circumstances where the portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. The portfolio managers may use futures, options, forward currency transactions and swaps.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


                                                          DWS Balanced Fund  | 5

            ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the fund employs more than one team of portfolio managers to manage each strategy within the asset categories in which the fund's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the fund pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the fund but incurring additional costs for the fund. Further, because the Advisor may periodically adjust the fund's allocation among various asset categories, the fund may incur additional costs associated with portfolio turnover.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

                       INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in asset class diversification in a single fund that invests in a mix of stocks and bonds.


6 | DWS Balanced Fund

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the


                                                          DWS Balanced Fund  | 7
            fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.

            IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


8 | DWS Balanced Fund

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            - the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor's own credit quality standards. If a security's credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

                                                          DWS Balanced Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Balanced Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class

[GRAPHIC APPEARS HERE]





16.79      15.08       -2.63      -6.30      -15.44     17.61       6.57      4.21     10.19      4.76
1998       1999       2000       2001        2002       2003       2004      2005      2006       2007





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.47%, Q4 1998              WORST QUARTER: -9.92%, Q2 2002



10 | DWS Balanced Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007


                                              1 YEAR      5 YEARS      10 YEARS
 INSTITUTIONAL CLASS
   Return before Taxes                          4.76         8.56        4.57
   Return after Taxes on Distributions          3.73         7.77        3.22
   Return after Taxes on Distributions
   and Sale of Fund Shares                      3.42         7.04        3.25*
 S&P 500 (reflects no deductions for
 fees, expenses or taxes)                       5.49        12.83        5.91
 RUSSELL 1000 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                         5.77        13.43        6.20
 RUSSELL 2000 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                        -1.57        16.25        7.08
 LEHMAN BROTHERS U.S AGGREGATE
 INDEX (reflects no deductions for fees,
 expenses or taxes)                            6.97          4.42        5.97
 MSCI EAFE INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                       11.17         21.59        8.66
 CREDIT SUISSE HIGH YIELD INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            2.65         10.97        6.10
 MERRILL LYNCH 3-MONTH US TREASURY
 BILL INDEX (reflects no deductions for
 fees, expenses or taxes)                      5.03          3.07        3.77


     Total returns would have been lower had certain expenses not been reduced.


 *Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 The Russell 1000 Index replaces the S&P 500 as the fund's benchmark index for equity investments because the Advisor believes that it more accurately reflects the fund's investment strategy.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

 LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


                                                         DWS Balanced Fund  | 11

 MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

 CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

 MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


12 | DWS Balanced Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE
 SHAREHOLDER FEES, paid directly from your          None
 investment

 ANNUAL OPERATING EXPENSES, deducted from
 fund assets
 Management Fees                                     0.47%
 Distribution and/or Service (12b-1) Fees           None
 Other Expenses                                      0.21
 Underlying Fund Expenses1                           0.02
 TOTAL ANNUAL OPERATING EXPENSES2                    0.70


1   The amount indicated is based on the indirect net expenses associated with the fund's investment in underlying funds for the fiscal year ended October 31, 2007.

2   Through March 13, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.61% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying funds.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class         $72         $224         $390         $871



                                                         DWS Balanced Fund  | 13

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity


14 | Other Policies and Risks
           holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                         Who Manages and Oversees the Fund  | 15

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.


FUND NAME                          FEE PAID
  DWS Balanced Fund                  0.47%


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder reports for the annual period ended October 31 (see "Shareholder reports" on the back cover).


           The Subadvisor

           The subadvisor for the fund is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to a portion of the fund's large cap value allocation. DeAMi is an investment advisor registered with the SEC and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

           A discussion regarding the basis for the Board's approval of the subadvisory agreement will be contained in the semiannual report for the period ended April 30, 2008.


16 | Who Manages and Oversees the Fund

Portfolio management

DWS Balanced Fund is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the fund's overall investment strategy. Each portfolio management team has authority over all aspects of the portfolio of the fund's investment portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

DWS BALANCED FUND

The following people handle the day-to-day management of the fund.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
-  Portfolio Manager for Retail Mortgage Backed Securities: New York.
-  Joined the fund in 2005.
-  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
-  Portfolio Manager for Retail Mortgage Backed Securities: New York.
-  BA, Harvard University; MBA, University of Chicago Graduate School of
   Business.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Asset Allocation Portfolio Manager: New York.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
-  Joined the fund in 2005.
-  BS, MS, Moscow State University; MBA, University of Chicago.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
- Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
- BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

                                         Who Manages and Oversees the Fund  | 17

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined Deutsche Asset Management and the fund in 2002.
-  Head of Large Cap Growth Portfolio Selection Team.
- Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.
-  BBA, MBA, University of Wisconsin - Madison.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Asset Allocation Senior Portfolio Manager: New York.
- Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.
-  Joined the fund in 2005.
-  BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Quantitative strategies: New York.
- Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
-  Joined the fund in 2007.
-  BA and MBA, University of Miami.

     Jin Chen
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Global strategies: New York.
- Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
-  Joined the fund in 2007.
-  BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Global Quantitative Equity: New York.
- Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
-  Joined the fund in 2007.
-  BA, University of Connecticut.

Matthias Knerr, CFA
Managing Director, Deutsche Asset Management and Portfolio Manager of the fund.

- Joined Deutsche Asset Management in 1995 as a member of the International Equity team, serving as portfolio manager and investment analyst, and; joined the fund in 2007.
- Senior portfolio manager for International Select Equity and International Equity Strategies: New York.
- Previously served as portfolio manager for the Deutsche European Equity Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.
-  BS, Pennsylvania State University.

18 | Who Manages and Oversees the Fund

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
- US and Global Fund Management: Frankfurt.
- Joined the fund in 2008
- PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
- Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
- BS, University of Maryland; MBA William & Mary.

J. Richard Robben, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
- BA, Bellarmine University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 19

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS Balanced Fund - Institutional Class


YEARS ENDED OCTOBER 31,                         2007             2006             2005           2004          2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.72         $    9.01         $  8.70        $  8.45       $  7.63
----------------------------------------      -------         ---------         -------        -------       -------
Income (loss) from investment
operations:
  Net investment income a                         .29            .26c               .24            .16           .16
________________________________________      _______         _________         _______        _______       _______
  Net realized and unrealized gain
  (loss)                                          .60               .69             .31            .26           .83
----------------------------------------      -------         ---------         -------        -------       -------
  TOTAL FROM INVESTMENT OPERATIONS                .89               .95             .55            .42           .99
________________________________________      _______         _________         _______        _______       _______
Less distributions from:
  Net investment income                        (  .35)            ( .24)          ( .24)         ( .17)        ( .17)
________________________________________      _______         _________         _______        _______       _______
Redemption fees                                   .00*              .00*            .00*             -             -
----------------------------------------      -------         ---------         -------        -------       -------
NET ASSET VALUE, END OF PERIOD                $ 10.26         $    9.72         $  9.01        $  8.70       $  8.45
----------------------------------------      -------         ---------         -------        -------       -------
Total Return (%)                               9.32b           10.76b,c          6.32b          5.01b          13.09
----------------------------------------      -------         ---------         -------        -------       -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------     -------
Net assets, end of period ($ millions)            .42               .42             .39            .35           .41
________________________________________      _______         _________         _______        _______       _______
Ratio of expenses before expense
reductions (%)                                    .68               .74             .69            .73           .67
________________________________________      _______         _________         _______        _______       _______
Ratio of expenses after expense
reductions (%)                                    .61               .60             .62            .69           .67
________________________________________      _______         _________         _______        _______       _______
Ratio of net investment income (%)               2.89           2.88c              2.74           1.89          2.03
________________________________________      _______         _________         _______        _______       _______
Portfolio turnover rate (%)                     188d             98d             158d            81d             108
----------------------------------------      -------         ---------         -------        -------       -------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

d   The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96%, 156% and 74% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.

*   Amount is less than $.005.

20 | Financial Highlights

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares


           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check (along with a completed account application) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.


22 | Buying and Selling Institutional Class Shares

           The minimum initial investment is waived for:

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the fund in the aggregate meet (or, in the Advisor's judgment, will meet within a reasonable period of time) the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to contact the transfer agent


  BY PHONE:                (800) 730-1313
  FIRST INVESTMENTS        DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Scudder Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614


           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


                             Buying and Selling Institutional Class Shares  | 23

           How to open your fund account

  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:               Call the transfer agent to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.


           Please note that your account cannot become activated until we receive a completed account application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. See "Signature Guarantee" for any applicable additional requirements. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.


24 | Buying and Selling Institutional Class Shares

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Scudder
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                   name) (see "How to open your fund account")


           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.


                             Buying and Selling Institutional Class Shares  | 25

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.


           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales


26 | Buying and Selling Institutional Class Shares
           force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to


                             Buying and Selling Institutional Class Shares | 27 retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.


28 | Policies You Should Know About

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


                                            Policies You Should Know About  | 29

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a


30 | Policies You Should Know About
           rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but a redemption from a DWS Fund may be subject to that DWS Fund's redemption fee policy, to the extent applicable.

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or


                                            Policies You Should Know About  | 31
           operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

            There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long- term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

                        The fund's market timing policies and procedures may be modified or terminated at any time.

                        THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder.

                        QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.



32 | Policies You Should Know About
           three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.


                                            Policies You Should Know About  | 33

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

            MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.



34 | Policies You Should Know About
           pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is the NAV.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing


                                            Policies You Should Know About  | 35
           service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

36 | Policies You Should Know About

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


                        UNDERSTANDING DISTRIBUTIONS AND TAXES

                        The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                                     Understanding Distributions and Taxes  | 37

           THE FUND INTENDS TO PAY DIVIDENDS to its shareholders in March, June, September and December. Long-term and short-term capital gains are paid in December. If necessary the fund may distribute at other times as well.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


38 | Understanding Distributions and Taxes

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, the fund must meet certain


                                     Understanding Distributions and Taxes  | 39
           holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


40 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 41

DWS Balanced Fund - Institutional Class



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.70%              4.30%       $ 10,430.00         $  71.51
   2           10.25%        0.70%              8.78%       $ 10,878.49         $  74.58
   3           15.76%        0.70%             13.46%       $ 11,346.27         $  77.79
   4           21.55%        0.70%             18.34%       $ 11,834.15         $  81.13
   5           27.63%        0.70%             23.43%       $ 12,343.02         $  84.62
   6           34.01%        0.70%             28.74%       $ 12,873.77         $  88.26
   7           40.71%        0.70%             34.27%       $ 13,427.35         $  92.05
   8           47.75%        0.70%             40.05%       $ 14,004.72         $  96.01
   9           55.13%        0.70%             46.07%       $ 14,606.92         $ 100.14
  10           62.89%        0.70%             52.35%       $ 15,235.02         $ 104.45
  TOTAL                                                                         $ 870.54



42 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
                        DWS Balanced Fund    811-01236



(04/01/08) DBF-1-IN
[RECYCLE GRAPHIC APPEARS HERE]





                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                    MARCH 1, 2008, AS REVISED APRIL 1, 2008







                                   PROSPECTUS
                              ------------------
                                    CLASS S

                               DWS BALANCED FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
 10      The Fund's Performance
         History
 13      How Much Investors Pay
 14      Other Policies and Risks
 15      Who Manages and Oversees
         the Fund
 20      Financial Highlights


HOW TO INVEST IN THE FUND
 22      How to Buy Shares
 23      How to Exchange or Sell
         Shares
 26      Policies You Should Know
         About
 36      Understanding Distributions
         and Taxes
 39      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                           Class S
  ticker symbol            KTRSX
    fund number            2033

    DWS BALANCED FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

            The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the fund may invest up to 25% of total assets in foreign securities.

            The Advisor allocates the fund's assets among various asset categories including growth and value stocks of large capitalization companies, small capitalization companies and investment-grade and high-yield debt securities. The Advisor reviews the fund's allocation among the various asset categories periodically and may adjust the fund's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the fund's overall investment strategy.

            The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the fund's portfolio. Each strategy is managed by a team of portfolio managers that specialize in a respective asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques.


4 | DWS Balanced Fund

            IGAP STRATEGY. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the fund (assuming the maximum allocation to the iGAP strategy).

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            DERIVATIVES. In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The fund may use derivatives in circumstances where the portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. The portfolio managers may use futures, options, forward currency transactions and swaps.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


                                                          DWS Balanced Fund  | 5

            ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the fund employs more than one team of portfolio managers to manage each strategy within the asset categories in which the fund's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the fund pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the fund but incurring additional costs for the fund. Further, because the Advisor may periodically adjust the fund's allocation among various asset categories, the fund may incur additional costs associated with portfolio turnover.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in asset class diversification in a single fund that invests in a mix of stocks and bonds.





6 | DWS Balanced Fund

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the


                                                          DWS Balanced Fund  | 7
            fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.

            IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


8 | DWS Balanced Fund

            Other factors that could affect performance include:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

            - at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            - the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor's own credit quality standards. If a security's credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.


                                                          DWS Balanced Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Balanced Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S

[GRAPHIC APPEARS HERE]





10.06      4.62
2006       2007





FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.15%, Q4 2006               WORST QUARTER: -1.43%, Q2 2006



10 | DWS Balanced Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007


                                              1 YEAR      SINCE INCEPTION*
 CLASS S
   Return before Taxes                          4.62             6.84
   Return after Taxes on Distributions          3.64             5.91
   Return after Taxes on Distributions
   and Sale of Fund Shares                      3.32             5.42
 S&P 500 (reflects no deductions for
 fees, expenses or taxes)                       5.49            10.31
 RUSSELL 1000 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                         5.77            10.71
 RUSSELL 2000 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                        -1.57             9.61
 LEHMAN BROTHERS U.S. AGGREGATE
 INDEX (reflects no deductions for fees,
 expenses or taxes)                            6.97              5.17
 MSCI EAFE INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                       11.17             14.43
 CREDIT SUISSE HIGH YIELD INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            2.65              6.46
 MERRILL LYNCH 3-MONTH US TREASURY
 BILL INDEX (reflects no deductions for
 fees, expenses or taxes)                      5.03              3.28


     Total returns would have been lower had certain expenses not been reduced.


 *   Since March 11, 2005. Index comparison begins March 31, 2005.

 The Russell 1000 Index replaces the S&P 500 as the fund's benchmark index for equity investments because the Advisor believes that it more accurately reflects the fund's investment strategy.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

 LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


                                                         DWS Balanced Fund  | 11

 MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

 CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

 MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.


12 | DWS Balanced Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                          CLASS S
 SHAREHOLDER FEES, paid directly from your          None
 investment

 ANNUAL OPERATING EXPENSES, deducted from
 fund assets
 Management Fees                                     0.47%
 Distribution and/or Service (12b-1) Fees           None
 Other Expenses                                      0.26
 Underlying Fund Expenses1                           0.02
 TOTAL ANNUAL OPERATING EXPENSES2                    0.75


1   The amount indicated is based on the indirect net expenses associated with the fund's investment in underlying funds for the fiscal year ended October 31, 2007.

2   Through July 14, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.74% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying funds.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares         $77         $240         $417         $930



                                                         DWS Balanced Fund  | 13

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity


14 | Other Policies and Risks
           holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                         Who Manages and Oversees the Fund  | 15

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.


FUND NAME                          FEE PAID
  DWS Balanced Fund                  0.47%


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder reports for the annual period ended October 31 (see "Shareholder reports" on the back cover).


           The Subadvisor

           The subadvisor for the fund is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to a portion of the fund's large cap value allocation. DeAMi is an investment advisor registered with the SEC and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

           A discussion regarding the basis for the Board's approval of the subadvisory agreement will be contained in the semiannual report for the period ended April 30, 2008.


16 | Who Manages and Oversees the Fund

Portfolio management

DWS Balanced Fund is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the fund's overall investment strategy. Each portfolio management team has authority over all aspects of the portfolio of the fund's investment portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

DWS BALANCED FUND

The following people handle the day-to-day management of the fund.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
-  Portfolio Manager for Retail Mortgage Backed Securities: New York.
-  Joined the fund in 2005.
-  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
-  Portfolio Manager for Retail Mortgage Backed Securities: New York.
-  BA, Harvard University; MBA, University of Chicago Graduate School of
   Business.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Asset Allocation Portfolio Manager: New York.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
-  Joined the fund in 2005.
-  BS, MS, Moscow State University; MBA, University of Chicago.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
- Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
- BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

                                         Who Manages and Oversees the Fund  | 17

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Joined Deutsche Asset Management and the fund in 2002.
-  Head of Large Cap Growth Portfolio Selection Team.
- Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.
-  BBA, MBA, University of Wisconsin - Madison.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Asset Allocation Senior Portfolio Manager: New York.
- Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.
-  Joined the fund in 2005.
-  BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Quantitative strategies: New York.
- Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
-  Joined the fund in 2007.
-  BA and MBA, University of Miami.

     Jin Chen
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Global strategies: New York.
- Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
-  Joined the fund in 2007.
-  BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Senior portfolio manager for Global Quantitative Equity: New York.
- Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
-  Joined the fund in 2007.
-  BA, University of Connecticut.

Matthias Knerr, CFA
Managing Director, Deutsche Asset Management and Portfolio Manager of the fund.

- Joined Deutsche Asset Management in 1995 as a member of the International Equity team, serving as portfolio manager and investment analyst, and; joined the fund in 2007.
- Senior portfolio manager for International Select Equity and International Equity Strategies: New York.
- Previously served as portfolio manager for the Deutsche European Equity Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.
-  BS, Pennsylvania State University.

18 | Who Manages and Oversees the Fund

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
- US and Global Fund Management: Frankfurt.
- Joined the fund in 2008
- PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
- Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
- BS, University of Maryland; MBA William & Mary.

J. Richard Robben, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
- BA, Bellarmine University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 19

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS Balanced Fund - Class S


YEARS ENDED OCTOBER 31,                                  2007            2006           2005 a
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  9.71         $  8.99         $  8.98
-------------------------------------------------     -------         --------        -------
Income (loss) from investment operations:
  Net investment income b                                  .28          .25d               .14
_________________________________________________     _______         ________        _______
  Net realized and unrealized gain (loss)                 .60             .70             .04
-------------------------------------------------     -------         --------        -------
  TOTAL FROM INVESTMENT OPERATIONS                        .88             .95             .18
_________________________________________________     _______         ________        _______
Less distributions from:
  Net investment income                                (  .34)          ( .23)          ( .17)
_________________________________________________     _______         ________        _______
Redemption fees                                           .00***          .00***          .00***
-------------------------------------------------     -------         --------        -------
NET ASSET VALUE, END OF PERIOD                       $  10.25         $  9.71         $  8.99
-------------------------------------------------    --------         --------        -------
Total Return (%)c                                        9.17         10.76d             1.97**
-------------------------------------------------    --------         --------        -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------     -------
Net assets, end of period ($ millions)                    393             411             153
_________________________________________________    ________         ________        _______
Ratio of expenses before expense reductions (%)           .73             .85             .79*
_________________________________________________    ________         ________        _______
Ratio of expenses after expense reductions (%)            .73             .74             .74*
_________________________________________________    ________         ________        _______
Ratio of net investment income (%)                       2.78          2.74d             2.43*
_________________________________________________    ________         ________        _______
Portfolio turnover rate (%)e                              188              98             158
-------------------------------------------------    --------         --------        -------


a   For the period from March 14, 2005 (commencement of sales of Class S shares) to October 31, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

e   The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96% and 156% for the years ended October 31, 2007 and 2006 and the period ended October 31, 2005, respectively.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

20 | Financial Highlights

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Shares



 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Scudder investment slip or
 -  Fill out and sign an application
                                              short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Scudder"                                    -  check made payable to "DWS
                                              Scudder"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our            -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or        -  Call (800) 728-3337 to ensure you have
  log in if already registered                electronic services
 -  Print out a prospectus and a new          -  Register at www.dws-scudder.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


22 | How to Buy Shares

How to EXCHANGE or SELL Shares



 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m.- 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET



                                            How to Sell or Exchange Shares  | 23

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


24 | How to Sell or Exchange Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                                            How to Sell or Exchange Shares  | 25
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.


26 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


                                            Policies You Should Know About  | 27

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.


28 | Policies You Should Know About

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month


                                            Policies You Should Know About  | 29
           period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but a redemption from a DWS Fund may be subject to that DWS Fund's redemption fee policy, to the extent applicable.

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")


30 | Policies You Should Know About

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.

            QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

            TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.



                                            Policies You Should Know About  | 31

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

            SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.



32 | Policies You Should Know About
           need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


                                            Policies You Should Know About  | 33

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is the NAV.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


34 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


                                            Policies You Should Know About  | 35

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND INTENDS TO PAY DIVIDENDS to its shareholders in March, June, September and December. Long-term and short-term capital gains are paid in December. If necessary the fund may distribute at other times as well.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.




36 | Understanding Distributions and Taxes

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by the fund for
  held) by the fund for more                             one year or less
  than one year                                       -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


                                     Understanding Distributions and Taxes  | 37

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


38 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 39

DWS Balanced Fund - Class S



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.75%              4.25%       $ 10,425.00         $  76.59
   2           10.25%        0.75%              8.68%       $ 10,868.06         $  79.85
   3           15.76%        0.75%             13.30%       $ 11,329.96         $  83.24
   4           21.55%        0.75%             18.11%       $ 11,811.48         $  86.78
   5           27.63%        0.75%             23.13%       $ 12,313.47         $  90.47
   6           34.01%        0.75%             28.37%       $ 12,836.79         $  94.31
   7           40.71%        0.75%             33.82%       $ 13,382.35         $  98.32
   8           47.75%        0.75%             39.51%       $ 13,951.10         $ 102.50
   9           55.13%        0.75%             45.44%       $ 14,544.02         $ 106.86
  10           62.89%        0.75%             51.62%       $ 15,162.14         $ 111.40
  TOTAL                                                                         $ 930.32



40 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330



SEC FILE NUMBER:
                        DWS Balanced Fund    811-01236





(04/01/08) 133-2
[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group